UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 2, 2014

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits of the current report on Form 8-K filed July 7, 2014, by Myers Industries, Inc. (the “Company”), relating to the completion of the acquisition of substantially all of the assets and assumption of certain liabilities of Scepter Corporation, certain real property of SHI Properties Inc., and all of the issued and outstanding membership interests of Eco One Leasing, LLC and Scepter Manufacturing, LLC (collectively “Scepter” or “Scepter Corporation Group”). This amendment includes the historical annual and interim financial statements of Scepter for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2013 and the six month period ended June 30, 2014 and the unaudited condensed combined balance sheet as of June 30, 2014 pursuant to Article 11 of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical audited combined balance sheets of Scepter Corporation Group as of December 31, 2013 and 2012 and the related combined statements of income, comprehensive income, changes in group equity and cash flows for the years then ended, including the notes to the combined financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The historical unaudited condensed combined interim financial statements of Scepter Corporation Group for the period ended June 30, 2014 and 2013, including the notes to the condensed combined financial statements, are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013; the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2014; and the unaudited pro forma condensed combined balance sheet as of June 30, 2014, including the accompanying notes, are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(d) Exhibits

2.1	Asset Purchase Agreement, dated as of May 30, 2014, among Scepter Corporation, SHI Properties Inc., CA Acquisition, Inc., and Myers Industries, Inc.*

2.2	Unit Purchase Agreement, dated as of May 30, 2014, among Eco One Holdings, Inc., Crown US Acquisition Company, and Myers Industries, Inc.*

2.3	Indemnification Agreement, dated as of May 30, 2014 among Scepter Corporation, SHI Properties Inc., Eco One Holdings, Inc., Crown US Acquisition Company, and CA Acquisition, Inc.*

2.4	First Amendment to the Asset Purchase Agreement, Unit Purchase Agreement and Indemnification Agreement, dated as of July 2, 2014, among Scepter Corporation, SHI Properties Inc., CA Acquisition Inc., Eco One Holdings, Inc., Crown US Acquisition Company, and Myers Industries, Inc.*

23.1	Consent of KPMG LLP

99.1	Press Release dated July 3, 2014*

99.2	Historical audited combined financial statements of Scepter Corporation Group as of and for the years ended December 31, 2013 and 2012

99.3	Historical unaudited condensed combined interim financial statements of Scepter Corporation Group as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013

99.4	Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2013 and the six months ended June 30, 2014 and Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2014, including the accompanying notes

*Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE September 16, 2014	By:	/s/ Greggory W. Branning
Greggory W. Branning
Senior Vice President, Chief Financial Officer and Corporate Secretary